SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d ) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 11, 2003

                                    EGL, Inc.
             (Exact name of registrant as specified in its charter)

             Texas                      000-27288               76-0094895
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)

       15350 Vickery Drive, Houston, Texas                        77032
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (281) 618-3100
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            The   following exhibit is furnished pursuant to Item 12:

                  99.1  Press  Release,   dated  November  11,  2003,  reporting
                        earnings for the period ended September 30, 2003.

Item 12. Results of Operation and Financial Condition

      The press release attached hereto as Exhibit 99.1 reports certain financial results for the third quarter of 2003.

All of the information furnished in Item 12 and the accompanying exhibit will not be incorporated by reference into any registration statement filed by EGL under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by EGL, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of EGL or any of its affiliates.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2003                              EGL, INC.

                                                     By: /s/ Elijio V. Serrano
                                                        ------------------------
                                                         Elijio V. Serrano
                                                         Chief Financial Officer


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